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                                                                 Exhibit 10.3


                                   MEDIA 100 INC.

                        Key Employee Incentive Plan (1992),
                        as amended through January 19, 1998


1. Plan; Purpose; General. The purpose of this Key Employee Incentive Plan (1992) (the "Plan") is to advance the interests of Media 100 Inc. (formerly Data Translation, Inc.) (the "Company") by enhancing the ability of the Company and its subsidiaries to attract and retain selected advisers, consultants, key employees and directors, by creating for such persons incentives and rewards for their contributions to the success of the Company, and by encouraging such persons to become owners of shares of the Company's Common Stock, par value $0.01 per share (the "common stock" or "stock"). Options granted pursuant to the Plan may be incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (such options being referred to herein as "incentive options") or non-incentive options. The proceeds received from the sale of stock pursuant to the Plan shall be used for general corporate purposes. Except as otherwise expressly provided with respect to an option grant, no option granted pursuant to the Plan shall be an incentive option.

2. Effective Date of Plan. This Plan will become effective upon approval by at least a majority of the votes cast at the next duly called Annual Meeting of Stockholders of the Company at which a quorum representing a majority of the voting power of all outstanding voting stock of the Company is, either in person or by proxy, present and voting thereon or at any adjournment thereof. Grants of awards under the Plan may be made prior to that date (but after Board adoption of the Plan), subject to approval of the Plan by such shareholders.(1)

3. Administration of the Plan. The Plan will be administered by the Board of Directors (the "Board") of the Company. The Board will have authority, to take all action necessary or appropriate thereunder, to interpret its provisions, and to decide all questions and resolve all disputes which may arise in connection therewith. Such determinations of the Board shall be conclusive and shall bind all parties.

          The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to the Executive Compensation and Stock Option Committee or any other committee (the "Committee"), in which event all references to the Board hereunder, except the references in Section 11 hereof, shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of not fewer than two members, and each member of the Committee shall be, at the time

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(1) The Plan was approved by the requisite vote of stockholders at the Annual
Meeting of Stockholders of the Company held on April 8, 1992.


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     of his appointment and at any time he exercises discretion in administering the Plan, a "non-employee director" as that term is defined in Rule 16b-3 adopted pursuant to the Securities Exchange Act of 1934, as amended. A majority of the members of any such Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

4. Eligibility. The "Participants" in the Plan will be such key employees, including part-time employees, advisers, consultants and directors whether or not they are employees, of the Company or of any of its present or future subsidiaries (as defined in Section 10) as may be selected from time to time by the Board in its discretion.

          No incentive option shall be granted to a Participant who is not an "employee" as defined in the provisions of the Code or regulations thereunder applicable to incentive options. No incentive option shall be granted to a Participant who at the time of grant owns, directly or indirectly through application or the attribution rules of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its subsidiaries (a "Ten-Percent Shareholder") unless (i) the option price at the time it is granted is at least 110% of the fair market value of the stock subject to the option, and (ii) the period of the option does not exceed five years from the date of grant.

5. Grant of Awards. Subject to the express provisions of the Plan, the Board shall have the sole authority and discretion (a) to determine which Participants will be granted awards; (b) to grant awards consisting of options or stock appreciation rights ("SARs"), or both to Participants; (c) to determine whether the options granted to any Participants shall be incentive options or non-incentive options; (d) to determine the time or times when awards will be granted and the number of shares of common stock to be subject to each award; (e) to determine the option price of the shares subject to each option in accordance with Section 6(a) hereof and the value of the shares subject to each SAR on the exercise date of such SAR in accordance with Section 6(d) hereof, and the method of payment of such price; (f) to determine the time or times when each award becomes exercisable and the duration of the exercise period; (g) to impose additional conditions or restrictions on any award, such conditions or restrictions, if any, to be set forth in the award form or other instrument evidencing the award; (h) to prescribe the form or forms of any instruments evidencing any awards granted under the Plan and of any other instruments required under the Plan and to make changes in such forms from time to time; (i) to determine the price, vesting schedule and other attributes of awards granted to Participants working abroad; and (j) to adopt, amend and rescind rules and regulations for the administration of the Plan and the awards and for its own acts and proceedings. Subject to Section


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     12 hereof, the Board shall also have the authority, in its sole discretion, both generally and in particular instances, to waive compliance by a Participant with any obligation to be performed by him under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is cancelled, to grant a new award on such terms as the Board shall specify) except that the Board may not take any action with respect to an outstanding award that would adversely affect the rights of the Participant under such award without such Participant's consent.
     Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 8(c) hereof.

          No award shall be granted on or after February 20, 2002 but awards previously granted may extend beyond that date.

6.        Terms and Conditions of Awards.

     a. Exercise Price of Options. The purchase price per share for shares issuable upon exercise of options shall be determined by the Board but in the case of incentive options shall not be less than 100% (110% in the case of an incentive option granted to a Ten-Percent Shareholder) of the fair market value of the stock on the date of grant; nor shall the option price be less, in the case of an original issue of authorized stock, than par value per share. For this purpose, "fair market value" will be determined as set forth in Section 10 hereof.

     b. Period of Options. An option shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years (five years, in the case of an incentive option granted to a Ten-Percent Shareholder) from the date the option was granted or such earlier date as may be specified by the Board at the time the option is granted.

     c.        Exercise of Options.

          (i) Unless the Board at the time of grant or at any other time otherwise specifies in the case of a particular option or options, each option shall first become exercisable with respect to one-fifth of the shares covered by it upon the completion of one year from the date of the grant of the option (the "Initial Exercise Date"), and with respect to an additional one-fifth each succeeding year until the option becomes exercisable with respect to all of the shares covered by it.


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          (ii)      In the case of options intended to be incentive options, any award forms or other instruments evidencing such options shall contain such provisions relating to exercise and other matters as are required of incentive options under the applicable provisions of the Code and Treasury Regulations, as from time to time in effect.

          (iii) A person electing to exercise part or all of his options shall give written notice to the Company, as specified by the Board, of his election and of the number of shares he has elected to purchase, such notice to be accompanied by the instrument evidencing such option and any other documents required by the Board, and shall at the time of such exercise tender the purchase price of the shares he has elected to purchase. If the notice of election to exercise is given by the executor or administrator of a deceased Participant, or by the person or persons to whom the option has been transferred by the Participant's will or the applicable laws of descent and distribution, the Company will be under no obligation to deliver shares pursuant to such exercise unless and until the Company is satisfied that the person or persons giving such notice is or are entitled to exercise the option.

          (iv) In the case of an option that is not an incentive option, the Board shall have the right to require that the Participant exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any common stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or the time of exercise, the Participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company common stock owned by such individual having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of common stock to be delivered upon exercise of the option a number of shares of common stock having a fair market value equal to such withholding obligation.


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               In the case of an incentive option, if at the time the option is exercised the Board determines that under applicable law and regulations the Company could be liable for the withholding of any federal, state or local tax with respect to a disposition of the common stock received upon exercise, the Board may require as a condition of exercise that the Participant exercising the option agree (i) to inform the Company promptly of any disposition (within the meaning of Section 424(c) of the Code and the regulations thereunder) of common stock received upon exercise, and (ii) to give such security as the Board deems adequate to meet the potential liability of the Company for the withholding of tax, and to augment such security from time to time in any amount reasonably deemed necessary by the Board to preserve the adequacy of such security.

     d. Stock Appreciation Rights. The Board in its discretion may grant SARs either in tandem with or independent of options awarded under the Plan. Except as hereinafter provided, each SAR will entitle the Participant to receive upon exercise, with respect to each share of common stock to which the SAR relates, the excess of (i) the share's value on the date of exercise, over (ii) the share's fair market value on the date it was granted. For purposes of clause (i), "value" shall mean fair market value; provided, that the Board may adjust such value to take into account dividends on the stock and may also grant SARs that provide, in such limited circumstances following a change in control of the Company (as determined by the Board) as the Board may specify, that "value" for purposes of clause (i) is to be determined by reference to a specified value (which may include an average of values) for the common stock during a period immediately preceding the change in control, all as determined by the Board. The amount payable to a Participant upon exercise of an SAR shall be paid either in cash or in shares of common stock, as the Board determines. Each SAR shall be exercisable during such period or periods and on such terms as the Board may specify. No SAR shall be exercisable after the date which is ten years from the date of grant.

     e. Payment for and Delivery of Shares. Shares which are subject to options shall be issued only upon receipt by the Company of full payment of the purchase price for the shares as to which the award is exercised. The purchase price shall be payable by the option holder to the Company either (i) in cash or by check, bank draft or money order payable to the order of the Company; or (ii) if so permitted by the Board (which in the case of an incentive option, shall specify such method of payment at the time of grant), (A)


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               through the delivery of shares of common stock (duly owned by the option holder and for which the option holder has good title free and clear of any liens and encumbrances and which, in the case of common stock acquired from the Company, shall have been held for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by delivery of a promissory note of the option holder to the Company, such note to be payable on such terms as are specified by the Board or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price; or (iii) by a combination of the permissible forms of payment as provided in (i) and (ii) above; provided, that if the common stock delivered upon exercise of the option is an original issue of authorized common stock, at least so much of the exercise price as represents the par value of such common stock shall be paid other than with a personal check or promissory note of the person exercising the option.

                    The Company shall not be obligated to deliver any shares
               unless and until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, nor, if the outstanding common stock is at the time listed on any securities exchange, unless and until the shares to be delivered have been listed (or authorized to be added to the list upon official notice of issuance) upon such exchange, nor unless and until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the person exercising an option such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933, as amended, and may require that such person agree that any sale of the shares will be made only on a national securities exchange or in such other manner as is permitted by the Board and that he will notify the Company before he makes any disposition of the shares whether by sale, gift or otherwise.

                    A Participant shall have the rights of a shareholder only as to shares actually acquired by him under the Plan.

     f. Nontransferability of Awards. No award may be sold, assigned or otherwise transferred or disposed of in any manner whatsoever other than by will or by the laws of descent and distribution, and


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               during the Participant's lifetime the award may be exercised only by him.

     g. Forfeiture of Awards upon Termination of Employment. If a Participant's (other than a non-employee director's) employment or service with the Company and its subsidiaries terminates for any reason other than death, the portion of any award held by the Participant that was not exercisable immediately prior to such termination of employment or service shall immediately expire and except as the Board may otherwise determine, in its sole discretion, the remaining portion, if any, of the award shall continue to be exercisable for a period of ninety (90) days immediately following the date of termination of the Participant's employment or other service with the Company and its subsidiaries. Notwithstanding the foregoing, if the Participant was terminated for cause all awards held by the Participant immediately prior to such termination, whether or not then exercisable, shall immediately expire.(2) For purposes of this Section 6(g), employment shall not be considered terminated
               (i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the Participant's right to reemployment is guaranteed either by statute or by contract, (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies, or (iii) in the case of a transfer of employment between the Company and its wholly-owned subsidiary Data Translation, Inc. (formerly Data Translation II, Inc.) ("DTI") and subsequent distribution of the stock of such subsidiary to the Company's stockholders (the "Distribution"); provided, that this

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(2) The preceding two sentences were adopted by amendment dated January 19, 1998 and are effective as to awards granted, regranted or amended on or after such date, except as the Board may otherwise determine; provided, that any incentive option granted prior to such date that is amended on or after such date shall not be subject to such amendment without the consent of the Participant holding the option if application of such amendment would cause the option (as amended) to fail to qualify as an incentive stock option. With respect to all awards which are not subject to the foregoing amendment, the following provision shall apply:
     "If a Participant's (other than a non-employee director's) employment or service with the Company and its subsidiaries terminates for any reason other than death, all awards held by the Participant shall terminate unless the Board determines, in its sole discretion, that such awards as were exercisable immediately prior to termination shall continue to be exercisable for a period of time after termination (but in no event beyond the Final Exercise Date). If the Board determines that a post-termination exercise period for exercisable awards is appropriate, such awards shall terminate and be forfeited after completion of such period to the extent not previously exercised, expired or terminated."


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               clause (iii) shall apply only in the case of Participants whose transfer of employment to DTI occurs in connection with the Distribution; and further provided, that in the case of any such Participant, post-Distribution service for DTI shall be treated for purposes of this paragraph as service for the Company and any post-Distribution termination of employment with DTI shall be treated for purposes of this paragraph as a termination of employment with the Company and its subsidiaries. The Company may require that any Participant described in clause (iii) above provide, prior to any post-Distribution exercise of an award hereunder by such Participant and as a condition thereto, evidence satisfactory to the Company as to the period of such Participant's employment with DTI.

     h. Death. If a Participant dies at a time when he is entitled to exercise an option, then at any time or times within one year after his death (or such further period as the Board may allow) such option may be exercised, as to all or any of the shares which the Participant was entitled to purchase immediately prior to his death, by his executor or administrator or the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, and except as so exercised such option will expire at the end of such period. In no event, however, may any option be exercised after the Final Exercise Date.

     i. Confidentiality Agreement. Each Employee, including employees of DTI who received options while employees of the Company, shall execute, prior to or contemporaneously with the grant of any option to such Participant hereunder, the Company's then standard form of agreement relating to confidentiality, inventions and the like.

7. Replacement Awards. The Company may grant awards under the Plan on terms differing from those provided in Section 6, where such awards are granted in substitution for awards held by employees of another corporation who concurrently become employees of the Company or a subsidiary as the result of a merger or consolidation of that corporation with the Company or a subsidiary, or the acquisition by the Company or a subsidiary of property or stock of that corporation. The Board may direct that the substitute awards be granted on such terms and conditions as the Board considers appropriate in the circumstances. Such awards will be in addition to those which may be granted under the Plan and will not be counted as granted under the Plan.


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8.        Shares Subject to Plan.

     a. Number of Shares and Stock to be Delivered. Shares delivered pursuant to this Plan shall in the discretion of the Board be authorized but unissued shares of common stock or previously issued stock acquired by the Company. Subject to adjustment as described below and exclusive of the shares that are subject to the options provided for in Section 13, the aggregate number of shares which may be delivered under this Plan shall not exceed 2,000,000 shares of common stock of the Company.

     b.        Limitations on Grants to Individuals.   Subject to adjustment as
               described below and exclusive of the shares that are subject to the options provided for in Section 13, the aggregate number of shares for which options may be granted under this Plan to any individual in any calendar year shall not exceed 250,000 shares of common stock of the Company.

     c. Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization, merger in which the Company is the surviving corporation or other change in the Company's capital stock, the number and kind of shares of stock or securities of the Company to be subject to the Plan and to options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the option price and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding stock by a single person or entity, or in the event of the sale or transfer of substantially all the Company's assets, all outstanding awards shall thereupon terminate, provided that at least twenty days prior to the effective date of any such merger, consolidation or sale of assets, all outstanding awards shall become exercisable immediately prior to consummation of such merger, consolidation or sale of assets, unless the Board shall have arranged for the surviving or acquiring corporation or an affiliate of that corporation to assume the awards or to grant to the Participants replacement awards having equivalent terms and conditions as determined by the Board including, in the case of incentive options, terms and conditions that satisfy the requirements of
               Section 424(a) of the Code.


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                    The Board may also adjust the number of shares subject to
               outstanding awards granted under Sections 5 or 6 hereof, the exercise price of outstanding options and the terms of outstanding options to take into consideration material changes in accounting practices or principles, consolidations or mergers (except those described in the immediately preceding paragraph), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan, including without limitation, the special option adjustments made in connection with the Distribution and described in Section 14 herein.

9. Employment Rights. Neither the adoption of the Plan nor the grant of awards shall confer upon any Participant any right to continued employment with the Company or a subsidiary or affect in any way the right of the Company to terminate the employment of a Participant at any time. Except as specifically provided by the Board, in its sole discretion, in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Company to the Participant by contract or otherwise.

10.       Definitions.

     a. For purposes of the Plan a subsidiary is any corporation (i) in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock, or (ii) over which the Company has effective operating control; provided, however, that no corporation shall be deemed a subsidiary for the purpose of any provisions applicable to incentive options, and no incentive options shall be granted to employees of such corporation, unless in each case, such corporation shall constitute a subsidiary as defined in clause
               (i) above. For special rules relating to DTI, see Section 14, below.

     b. The fair market value of the common stock shall be determined in accordance with the applicable provisions of the Code or regulations issued thereunder, or in the absence of any such provisions or regulations, shall be deemed to be the last sale price at which such common stock is traded on the date in question as reported in the Wall Street Journal; or, if the Wall Street Journal is not published at the date in question or does not list the common stock, then in such other appropriate newspaper of general circulation as the Board may prescribe; or, if there is no sale of the common stock on the date in question or the last price at which the common stock traded is not listed, then the mean between the bid and asked price at the close of the market on such day.

11. Indemnification of Board. In addition to and without affecting such other rights of indemnification as they may have as members of the Board or otherwise, each member of the Board shall be indemnified by the Company to the extent legally possible against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which he may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any option granted thereunder, and against all judgments, fines and amounts paid by him in settlement thereof; provided that such payment of amounts so indemnified is first approved by a majority of the members of the Board who are not parties to such action, suit or proceeding, or by independent legal counsel selected by the Company, in either case on the basis of a determination that such member acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; and except that no indemnification shall be made in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member is liable for negligence or misconduct in his duties; and provided, further that the Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

12. Amendments. The Board may at any time discontinue granting awards under the Plan. The Board may at any time or times amend the Plan or amend any outstanding award or awards for the purpose of satisfying the requirements of Section 422 of the Code or of any changes in applicable laws or regulations, to comply with any applicable laws and requirements of foreign jurisdictions or for any other purpose that may at the time be permitted by law, provided that no such amendment will adversely affect the rights of any Participant (without his consent) under any award theretofore granted.

13. Non-Employee Directors. Notwithstanding anything to the contrary contained elsewhere herein:

     a. Eligible Directors and Grant. Each director of the Company who is not a full-time employee of the Company or any of its subsidiaries and is a director on April 8, 1992 shall be automatically granted on such date non-incentive stock options covering 10,000 shares of common stock and each non-employee director who is initially elected after April 8, 1992 and prior to February 20, 2002 shall be granted on the date of such election non-incentive stock options covering 10,000 shares of common stock (notwithstanding the two-for-one split of the common stock effected on July 31, 1995), all such options to be exercisable with


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               respect to one-fifth of the covered shares one year from the date of grant and with respect to an additional one-fifth each succeeding year.

     b. Terms of Options. The Final Exercise Date of options granted pursuant to Section 13(a) hereof shall be 10 years from the date of grant. If a director's service with the Company terminates for any reason other than death, in lieu of the provisions of
               Section 6(g) hereof, all options held by the director that are exercisable on the date of termination shall continue to be exercisable for a period of six months, but shall terminate immediately if the director was removed for cause or resigned under circumstances which in the opinion of the Board of Directors casts such discredit on the Company or him as to justify termination of his options. After completion of said six-month period, such options shall terminate to the extent not previously exercised, expired or terminated. All options held by a director that are not exercisable on the date such director's service with the Company terminates shall immediately terminate. The purchase price for shares of common stock issuable upon the exercise of options granted pursuant to Section 13(a) hereof shall be the fair market value of the common stock at the close of business on the date the option is granted, determined in accordance with Section 10(b) hereof; provided, however, that in no event shall the exercise price be less than par value per share.

14. Special Option Adjustments. Notwithstanding any other provision of the Plan, each option outstanding under the Plan immediately prior to the Distribution (an "affected option") shall be adjusted in accordance with
     Section 8.7 of the Distribution Agreement between the Company and DTI dated as of November 19, 1996 (the "Distribution Agreement"). Except as otherwise provided herein, the adjusted option shall have substantially the same terms as prior to the Distribution. To the extent any such adjustment shall be treated as an option grant for purposes of Section 8.7 of such Agreement, it shall be made in accordance with the terms of said Section
     8.7 and without regard to the option-grant rules and limitations set forth in this Plan.


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